Hartford Life Insurance Company Separate Account Five:

333-36329	Putnam Hartford Inheritance Manager Variable Life
033-83656	Putnam Capital Manager Variable Life

Hartford Life and Annuity Insurance Company Separate Account Five:

333-36367	Putnam Hartford Inheritance Manager Variable Life
033-83652	Putnam Capital Manager Variable Life

Supplement Dated December 9, 2008 to the

Annual Product Information Notice Dated May 1, 2008

Supplement to Your Annual Product Information Notice

Effective January 2, 2009, Putnam Investment Management, LLC has recommended, and the fund’s board of trustees has approved, the below name changes.  Any references to the existing fund names will be deleted and replaced with the new fund names.

Existing Fund Name:	New Fund Name effective January 1, 2009:
Putnam VT Health Sciences Fund	Putnam VT Global Health Care Fund
Putnam VT Utilities Growth and Income Fund	Putnam VT Global Utilities Fund

Putnam Investment Management, LLC has recommended, and the fund’s board of trustees has approved, the mergers of the following funds:

Merging Fund:	Into Acquiring Fund:
Putnam VT New Value Fund	Putnam VT Equity Income Fund
Putnam VT OTC & Emerging Growth Fund	Putnam VT Vista Fund

All assets of the merging Funds will be transferred into their acquiring Funds and shareholders of the merging Funds will receive shares of the acquiring Funds.  The mergers are scheduled to take place at the close of business on or about February 13, 2009.  The merging Funds will close to new and subsequent Premium Payments and transfers of policy value at the close of business on February 11, 2009.  The Investment Adviser of the Putnam VT Equity Income Fund Class IA is Putnam Investment Management LLC.  The fund’s investment objective is to seek capital growth and current income.  The pro-forma annual operating expenses for the fund are 0.89%

As a result, if any of your Policy Value is invested in the merging Fund’s Sub-Account, that Policy Value will be merged into the acquiring Fund’s Sub-Account on the merger date.  If any portion of your future Premium Payments are allocated to the merging Fund’s Sub-Account, you should redirect that allocation to another Sub-Account available under your Policy before the close of the New York Stock Exchange on February 11, 2009.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the merging Fund Sub-Account, your enrollment will automatically be updated to reflect the acquiring Fund Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on February 11, 2009, we will not process any transactions that include an allocation to the merging funds.

Upon the completion of the proposed mergers, all information and references to the merging funds would be deleted.

This supplement should be retained with the prospectus for future reference.

HV-7880